ALLONGE NO. 2

      THIS ALLONGE No. 2, by Linsang Manufacturing, Inc. (the "Obligor") and New Regent Industries Limited and Crown Taylor (the "Holder") is to be attached to and made part of that certain Convertible Note, made by the Obligor, dated June 26, 2002, for a principal amount of $2,000,000 (the "Note") as modified by that certain Allonge, by and between the Obligor and Fuel Centers, Inc. on October 15, 2002 ("Allonge No. 1").

      WHEREAS, the Holder is the owner of all of the beneficial interest in the Note;

      NOW THEREFORE, for good and valuable consideration acknowledged to have been received, Obligor and Holder agree to change the Maturity of the Note as follows:

      1. Paragraph number 1 of the Note is deleted in its entirety and replaced with the following:

            "The principal balance of the Note shall be payable, together with all interest thereon, on demand, subject to Section 4 herein. Upon the payment in full of the outstanding principal and all accrued but unpaid interest and charges (as referenced in Section 5 below) thereon, this Note shall be surrendered to the Obligor for cancellation."

      2. This Allonge No. 2 shall be attached to the Note and made a part thereof for all purposes as if executed on the date of the Note. Holder's signature below is affixed to evidence its agreement with the provisions of this Allonge No. 2.

                                       LINSANG MANUFACTURING, INC.


                                       /s/ Luis P. Negrete
                                       -----------------------------------------
                                       By:    Luis P. Negrete
                                       Title: President


                                       NEW REGENT INDUSTRIES LIMITED
                                       AND CROWN TAYLOR


                                       /s/ Jeffrey Taylor
                                       -----------------------------------------
                                       By: Jeffrey Taylor
                                       Title: President


                                       /s/ Ng Clifford Sau Man
                                       -----------------------------------------
                                       By: Ng Clifford Sau Man, Director,
                                       representing Griffith Agents, Ltd.